UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765

Managed High Yield Plus Fund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas

New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

Item 1. Reports to Stockholders.

Closed-end Funds

Managed High Yield Plus Fund Inc.

Semiannual Report

November 30, 2015

Managed High Yield Plus Fund Inc.

January 15, 2016

Dear shareholder,

This report provides an overview of the performance of Managed High Yield Plus Fund Inc. (the “Fund”) for the six months ended November 30, 2015.

Special Note

Based upon the recommendation of UBS Asset Management (Americas) Inc., the Fund’s investment manager, the Fund’s Board of Directors determined that liquidation and dissolution of the Fund is in the best interests of the Fund’s shareholders. A proposed plan of liquidation will be submitted for the approval of the Fund’s shareholders at the Fund’s special meeting of shareholders to be held in April 2016. If the shareholders approve of the proposed plan, the liquidation and dissolution of the Fund will take place as soon as reasonably practicable, but in no event later than December 31, 2016 (absent unforeseen circumstances). Further information will be contained in the Fund’s proxy statement and related materials to be filed with the US Securities and Exchange Commission and mailed to shareholders.

Managed High Yield Plus Fund Inc.

Investment goals:

Primarily, high income; secondarily, capital appreciation

Portfolio Managers:

Craig Ellinger and Matthew Iannucci

UBS Asset Management (Americas) Inc.

Commencement:

June 26, 1998

NYSE symbol:

HYF

Dividend payments:

Monthly

Performance

For the six months ended November 30, 2015, the Fund declined 7.93% on a net asset value (“NAV”) basis and gained 2.33% on a market price basis. Over the same period, the Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the

Managed High Yield Plus Fund Inc.

“Index”), declined 5.86%. The median returns for the Fund’s peer group, the Lipper High Yield Funds (Leveraged) category, were -7.87% and -11.23% on a NAV and market price basis, respectively, over the same period. (For more performance information, please refer to “Performance at a glance” on page 7.)

The Fund traded at a discount1 to its NAV per share during the reporting period. At the close of the preceding reporting period, May 31, 2015, the Fund traded at a discount of 14.2%. At the close of the current period, November 30, 2015, the Fund traded at a discount of 5.2%. For comparison purposes, the Lipper peer group reported median discounts of 10.6% as of May 31, 2015 and 14.0% as of November 30, 2015. The Fund’s trading discount narrowed significantly after the October 13, 2015, issuance of a press release announcing a proposal to liquidate the Fund in 2016.

The Fund, like the other funds in its peer group, used leverage during the reporting period, while the Index did not. Leverage magnifies returns on both the upside and the downside and creates a wider range of returns within the Fund’s peer group. Overall, the Fund’s use of leverage detracted from results given the weakness within the high yield bond market during the reporting period. However, the use of leverage was successful in helping the Fund achieve its primary goal of generating high income.

(For more information regarding the portfolio’s degree of leverage over various periods, please refer to “Portfolio statistics” on page 9.)

[1]	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Managed High Yield Plus Fund Inc.

Market commentary

Growth in the US was mixed during the reporting period. For comparison purposes, US gross domestic product (“GDP”) growth accelerated to a 0.6% seasonally adjusted annualized rate during the first quarter of 2015, but then improved to 3.9% during the second quarter. Finally, third-quarter GDP growth was 2.0%.2

The US Federal Reserve Board largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the fed funds rate at a historically low range between 0% and 0.25% for the six months ended November 30, 2015. However, at the Fed’s meeting that concluded on December 16, 2015, the US central bank raised interest rates to a range between 0.25% and 0.50%, the first increase in nearly a decade.

The high yield market, as measured by the Index, generated weak results during the six-month reporting period. While underlying fundamentals in the asset class remained solid overall, in our view, investor sentiment fluctuated given a sharp decline in the price of oil, questions regarding the timing of the Fed’s first rate hike in nearly a decade, moderating global growth and a number of geopolitical issues. During the reporting period, relatively higher-quality BB-rated securities generated better results, as this portion of the Index fell 6.43%. In contrast, lower quality CCC-rated bonds declined 14.11%.

Portfolio commentary

What worked

•	The Fund’s positioning in a number of sectors was beneficial for performance during the reporting period.

•	Security selection in the aerospace sector was positive for performance.

[2]	Based on the Commerce Department’s third estimate announced on December 22, 2015, after the reporting period had ended.

Managed High Yield Plus Fund Inc.

•

An overweight and security selection in banks and thrifts was additive for results. While the overall high yield market experienced several bouts of volatility, financials generally fared better. Banks and thrifts performed particularly well, posting a positive return over the six-month reporting period.

•

An overweight and security selection in the cable TV sector contributed to performance. The sector recovered somewhat from a prolonged period of weakness and idiosyncratic risk given merger and acquisition (“M&A”) activity.

•	Security selection in several sectors contributed to results, particularly services and chemicals.

What didn’t work

•	Positioning in several sectors detracted from the Fund’s results.

•

Security selection in the energy sector was the largest detractor from performance. The sector remained under significant pressure given the declining price of oil, with especially weak performance in September and November 2015. Since our update to investors in July 2015, we have paired back the Fund’s overall energy sector exposure and maintain our cautious outlook.

•	The Fund was negatively affected by poor security selection in electric utilities.

•

Security selection in metals and mining detracted from results as the sector continued to deliver poor results given declining commodity prices. The Fund maintained an underweight position, which was beneficial for results but was not enough to offset weakness from security selection.

Managed High Yield Plus Fund Inc.

Portfolio adjustments

•

During the reporting period, the Fund slightly reduced leverage as we sought to moderately de-risk the portfolio in light of market pressures. The Fund also pared its allocation to the commodity-linked sectors such as energy, metals and mining, as they remained under pressure due to challenging trends.

•	As part of our more defensive positioning, we also slightly added to BB and higher-rated bonds.

Use of derivatives

•

The Fund can make limited use of currency forwards for hedging purposes. The Fund may selectively purchase non-US dollar bonds and typically hedges currency exposures back to US dollars. However, during the reporting period the Fund did not engage in such hedging activity. (Currency forwards are agreements in the foreign exchange market that lock in exchange rates for the purchase or sale between currencies at a future date.)

Outlook

The Fund remained defensively positioned versus the benchmark from a beta, or market risk, perspective, by using a combination of higher cash balances and a conservative rating allocation. Issuer positioning is primarily driven by the bottom-up views of our credit analyst team. We have now entered a new stage of the credit cycle where we see a more pronounced deterioration of underlying credit fundamentals. Favorable leverage trends have reversed and a slowing global economy is likely to negatively impact earnings growth. We also expect an uptick in defaults during 2016, predominately driven by commodity-related sectors. Trading costs continue to remain elevated versus pre-credit crisis levels, and we are conscious of this in our management of the strategy.

Finally, as noted above, in April 2016, Fund shareholders are expected to be asked to vote on a proposal to liquidate the Fund. We thank you for your support over the years and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/am-us.

Managed High Yield Plus Fund Inc.

Sincerely,

Mark E Carver

President

Managed High Yield Plus Fund Inc.

Managing Director

UBS Asset Management

(Americas) Inc.

Craig Ellinger

Portfolio Manager

Managed High Yield Plus Fund Inc.

Managing Director

UBS Asset Management

(Americas) Inc.

Matthew Iannucci

Portfolio Manager

Managed High Yield Plus Fund Inc.

Executive Director

UBS Asset Management

(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended November 30, 2015. The views and opinions in the letter were current as of January 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/2015

Net asset value returns	6 months	1 year	5 years	10 years
Managed High Yield Plus Fund Inc.	(7.93)%	(5.30)%	6.35%	1.44%
Lipper High Yield Funds (Leveraged) median	(7.87)	(5.85)	6.69	6.65
Market price returns
Managed High Yield Plus Fund Inc.	2.33%	0.84%	5.02%	1.14%
Lipper High Yield Funds (Leveraged) median	(11.23)	(11.18)	4.53	6.74
Index returns
BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	(5.86)%	(3.47)%	5.74%	7.11%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]

The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “High Yield Funds (Leveraged)” category. This category includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. These funds can be leveraged through the use of debt, preferred equity, and/or reverse repurchase agreements.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited) (concluded)

Performance information reflects the deduction of the Fund’s fees and expenses, as indicated in its shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate risk, the greater credit risks inherent in investing primarily in lower-rated, higher-yielding bonds as well as the increased risk of using leverage (that is, borrowing money to invest in additional portfolio securities). Further detailed information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1

Characteristics	11/30/15	05/31/15	11/30/14
Net assets (mm)	$119.8	$135.5	$136.9
Weighted average life (yrs.)	5.5	5.3	5.6
Weighted average maturity (yrs.)	6.3	6.7	7.0
Duration (yrs.)[2]	4.3	4.2	4.4
Leverage[3]	28.2%	28.9%	28.7%
Portfolio composition[4]	11/30/15	05/31/15	11/30/14
Corporate bonds	97.2%	97.2%	98.6%
Cash equivalents	2.8	2.8	1.4
Total	100.0%	100.0%	100.0%
Credit quality[4]	11/30/15	05/31/15	11/30/14
BB & higher	51.1%	47.5%	44.8%
B	37.0	37.6	44.5
CCC & lower	7.2	8.9	8.1
Not rated	1.9	3.2	1.2
Cash equivalents	2.8	2.8	1.4
Total	100.0%	100.0%	100.0%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

[2]

Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.

[3]	As a percentage of adjusted total assets. Adjusted total assets equals total assets minus total liabilities, excluding liabilities for borrowed money.

[4]

Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Ratings reflected represent S&P individual debt issue credit ratings. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P’s measures; ratings of BBB or higher are considered to be investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website at www.standardandpoors.com. Please note that references to credit quality made in the commentary above reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table. S&P credit ratings were identified and selected for use in the credit quality table included above given their coverage of the asset class in which the Fund invests.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1 (concluded)

Top 5 bond holdings[2]	11/30/15		5/31/15		11/30/14
International Lease Finance Corp., 7.125%, due 09/01/18	1.3%	International Lease Finance Corp., 7.125%, due 09/01/18	1.1%	SquareTwo Financial Corp., 11.625%, due 04/01/17	1.4%
SquareTwo Financial Corp., 11.625%, due 04/01/17	1.1	Sabine Pass Liquefaction LLC, 5.625%, due 02/01/21	1.1	International Lease Finance Corp., 7.125%, due 09/01/18	1.1
SunGard Data Systems, Inc., 7.625%, due 11/15/20	0.9	SquareTwo Financial Corp., 11.625%, due 04/01/17	1.0	Sabine Pass Liquefaction LLC, 5.625%, due 02/01/21	1.1
DISH DBS Corp., 7.875%, due 09/01/19	0.9	First Data Corp., 12.625%, due 01/15/2021	1.0	Hecla Mining Co. 6.875%, due 05/01/21	1.0
Numericable-SFR 6.250%, due 05/15/24	0.9	Pacific Drilling V Ltd. 7.250%, due 12/01/17	1.0	First Data Corp., 12.625%, due 01/15/21	1.0
Total	5.1%		5.2%		5.6%

Top five industries[2]	11/30/15		05/31/15		11/30/14
Media-cable	7.1%	Energy-exploration & production	7.5%	Energy-exploration & production	9.5%
Consumer/commercial/lease financing	5.4	Media-cable	5.7	Media-cable	6.6
Banking	5.3	Consumer/commercial/lease financing	4.9	Telecom-integrated/ services	5.5
Telecom-integrated/ services	4.9	Telecom-integrated/ services	4.3	Support-services	4.6
Support-services	4.7	Support-services	4.2	Gas distribution	4.5
Total	27.4%		26.6%		30.7%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

[2]	Weightings represent percentages of total investments as of the dates indicated.

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—132.76%
Aerospace/defense—1.65%
Bombardier, Inc. 7.750%, due 03/15/20[2]	$600,000	$530,625
Huntington Ingalls Industries, Inc.
5.000%, due 12/15/21[2]	300,000	306,750
5.000%, due 11/15/25[2]	225,000	228,375
TransDigm, Inc. 6.000%, due 07/15/22	925,000	908,813
		1,974,563
Airlines—0.52%
Continental Airlines Pass Through Certificate 2012-3, Class C 6.125%, due 04/29/18	600,000	621,000
Apparel/textiles—0.62%
The William Carter Co. 5.250%, due 08/15/21	725,000	744,938
Auto loans—0.85%
General Motors Financial Co., Inc.
4.250%, due 05/15/23	475,000	477,107
6.750%, due 06/01/18	500,000	544,501
		1,021,608
Auto parts & equipment—4.33%
American Axle & Manufacturing, Inc. 6.625%, due 10/15/22	800,000	845,000
LKQ Corp. 4.750%, due 05/15/23	425,000	411,166
Meritor, Inc. 6.250%, due 02/15/24	550,000	506,000
Schaeffler Holding Finance BV 6.875%, due 08/15/18[2,3]	1,050,000	1,085,437
Tenneco, Inc. 5.375%, due 12/15/24	425,000	435,625
The Goodyear Tire & Rubber Co.
5.125%, due 11/15/23	225,000	230,063
6.500%, due 03/01/21	475,000	501,572
8.250%, due 08/15/20	400,000	416,680

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Auto parts & equipment—(concluded)
ZF North America Capital, Inc. 4.750%, due 04/29/25[2]	$775,000	$748,603
		5,180,146
Automakers—1.05%
Chrysler Group LLC/CG Co-Issuer, Inc. 8.250%, due 06/15/21	500,000	539,000
General Motors Co. 6.250%, due 10/02/43	675,000	722,637
		1,261,637
Banking—7.24%
Bank of America Corp. 6.250%, due 09/05/24[4,5]	750,000	761,025
Credit Agricole SA
6.625%, due 09/23/19[2,4,5]	200,000	197,330
7.875%, due 01/23/24[2,4,5]	750,000	767,812
Credit Suisse Group AG 7.500%, due 12/11/23[2,4,5]	900,000	948,600
ING Groep NV 6.500%, due 04/16/25[4,5]	1,275,000	1,249,500
JPMorgan Chase & Co. 6.750%, due 02/01/24[4,5]	800,000	866,800
Lloyds Banking Group PLC
6.413%, due 10/01/35[2,4,5]	750,000	840,000
7.500%, due 06/27/24[4,5]	1,025,000	1,100,594
RBS Capital Trust II 6.425%, due 01/03/34[4,5]	275,000	303,875
Royal Bank of Scotland Group PLC
6.125%, due 12/15/22	1,075,000	1,182,778
7.500%, due 08/10/20[4,5]	435,000	453,140
		8,671,454
Brokerage—1.73%
E*TRADE Financial Corp. 5.375%, due 11/15/22	175,000	185,062

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Brokerage—(concluded)
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.875%, due 04/15/22[2]	$400,000	$364,000
7.375%, due 04/01/20[2]	700,000	678,125
KCG Holdings, Inc. 6.875%, due 03/15/20[2]	900,000	846,000
		2,073,187
Building & construction—2.22%
CalAtlantic Group, Inc.
8.375%, due 01/15/21	425,000	498,312
10.750%, due 09/15/16	375,000	399,375
D.R. Horton, Inc. 4.375%, due 09/15/22	650,000	653,250
K. Hovnanian Enterprises, Inc. 7.250%, due 10/15/20[2]	300,000	267,000
KB Home
7.000%, due 12/15/21	200,000	199,500
7.250%, due 06/15/18	375,000	396,563
M/I Homes, Inc. 6.750%, due 01/15/21[2]	250,000	250,625
		2,664,625
Building materials—5.15%
ABC Supply Co., Inc. 5.625%, due 04/15/21[2]	525,000	534,187
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23[2]	125,000	130,313
Builders FirstSource, Inc. 7.625%, due 06/01/21[2]	725,000	768,500
Building Materials Corp. of America 5.375%, due 11/15/24[2]	100,000	100,750
Cemex SAB de CV
5.071%, due 10/15/18[2,4]	450,000	454,500
5.875%, due 03/25/19[2]	475,000	470,844
7.250%, due 01/15/21[2]	200,000	201,500
HD Supply, Inc. 5.250%, due 12/15/21[2]	450,000	468,562

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Building materials—(concluded)
Summit Materials LLC/Summit Materials Finance Corp.
6.125%, due 07/15/23	$350,000	$349,125
10.500%, due 01/31/20	99,000	105,752
USG Corp.
5.500%, due 03/01/25[2]	75,000	76,781
5.875%, due 11/01/21[2]	925,000	971,250
Vulcan Materials Co. 7.500%, due 06/15/21	900,000	1,053,549
WESCO Distribution, Inc. 5.375%, due 12/15/21	500,000	480,000
		6,165,613
Cable & satellite TV—0.17%
Neptune Finco Corp. 6.625%, due 10/15/25[2]	200,000	207,500
Chemicals—3.36%
Blue Cube Spinco, Inc. 9.750%, due 10/15/23[2]	175,000	190,750
Celanese US Holdings LLC
4.625%, due 11/15/22	225,000	223,313
5.875%, due 06/15/21	325,000	344,500
Ineos Group Holdings PLC 6.125%, due 08/15/18[2]	1,175,000	1,183,812
Montell Finance Co. BV 8.100%, due 03/15/27[2]	150,000	190,674
Nova Chemicals Corp. 5.250%, due 08/01/23[2]	425,000	425,000
SPCM SA 6.000%, due 01/15/22[2]	875,000	883,750
WR Grace & Co-Conn
5.125%, due 10/01/21[2]	425,000	428,188
5.625%, due 10/01/24[2]	150,000	152,625
		4,022,612

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Computer hardware—0.70%
NCR Corp.
5.875%, due 12/15/21	$450,000	$442,125
6.375%, due 12/15/23	400,000	399,500
		841,625
Consumer products—1.21%
Century Intermediate Holding Co. 2 9.750%, due 02/15/19[2,3]	725,000	746,750
Revlon Consumer Products Corp. 5.750%, due 02/15/21[6]	550,000	544,500
Spectrum Brands Escrow Corp. 6.625%, due 11/15/22	150,000	160,500
		1,451,750
Consumer/commercial/lease financing—7.31%
Ally Financial, Inc.
4.125%, due 02/13/22	200,000	199,500
8.000%, due 11/01/31	325,000	387,563
CIT Group, Inc.
5.000%, due 08/15/22	325,000	331,906
5.500%, due 02/15/19[2]	760,000	796,100
Credit Acceptance Corp. 7.375%, due 03/15/23[2]	675,000	681,750
International Lease Finance Corp.
5.875%, due 04/01/19	300,000	318,750
5.875%, due 08/15/22	500,000	540,375
7.125%, due 09/01/18[2]	1,900,000	2,085,250
Navient Corp. MTN
5.500%, due 01/15/19	425,000	408,850
8.000%, due 03/25/20	825,000	837,375
8.450%, due 06/15/18	450,000	472,500
Quicken Loans, Inc. 5.750%, due 05/01/25[2]	875,000	845,469
Springleaf Finance Corp.
5.250%, due 12/15/19	450,000	442,075
6.900%, due 12/15/17	395,000	411,787
		8,759,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Diversified capital goods—0.82%
Anixter, Inc. 5.125%, due 10/01/21	$575,000	$583,625
Belden, Inc. 5.250%, due 07/15/24[2]	425,000	396,313
		979,938
Electric-generation—2.83%
Calpine Corp.
5.375%, due 01/15/23	400,000	373,000
6.000%, due 01/15/22[2]	650,000	674,375
Dynegy, Inc.
6.750%, due 11/01/19	850,000	830,348
7.375%, due 11/01/22	200,000	191,250
NRG Energy, Inc. 6.250%, due 07/15/22	790,000	730,750
NRG Yield Operating LLC 5.375%, due 08/15/24	650,000	589,225
		3,388,948
Electric-integrated—0.58%
FirstEnergy Corp. 7.375%, due 11/15/31	575,000	693,981
Electronics—2.88%
Advanced Micro Devices, Inc.
6.750%, due 03/01/19	450,000	335,250
7.000%, due 07/01/24	250,000	167,655
Flextronics International Ltd. 5.000%, due 02/15/23	650,000	652,503
Nokia Oyj 6.625%, due 05/15/39	400,000	415,500
NXP BV/NXP Funding LLC 5.750%, due 02/15/21[2]	700,000	731,500
Qorvo, Inc. 6.750%, due 12/01/23[2]	675,000	690,187
Zebra Technologies Corp. 7.250%, due 10/15/22	425,000	454,750
		3,447,345

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Energy-exploration & production—5.16%
Antero Resources Corp.
5.375%, due 11/01/21	$125,000	$115,000
6.000%, due 12/01/20	375,000	360,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp. 7.875%, due 04/15/22	275,000	79,750
Chesapeake Energy Corp.
3.250%, due 03/15/16	300,000	285,750
6.625%, due 08/15/20	575,000	270,250
Denbury Resources, Inc. 5.500%, due 05/01/22	750,000	465,000
EP Energy LLC/Everest Acquisition Finance, Inc.
7.750%, due 09/01/22	250,000	196,250
9.375%, due 05/01/20	575,000	488,750
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625%, due 04/15/21[2]	650,000	663,000
Jupiter Resources, Inc. 8.500%, due 10/01/22[2]	500,000	210,000
Legacy Reserves LP/Legacy Reserves Finance Corp.
6.625%, due 12/01/21	700,000	274,750
8.000%, due 12/01/20	450,000	207,000
Memorial Production Partners LP/Memorial Production Finance Corp.
6.875%, due 08/01/22	375,000	208,125
7.625%, due 05/01/21	900,000	519,750
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 10.750%, due 10/01/20	246,000	39,360
Newfield Exploration Co. 5.625%, due 07/01/24	200,000	188,500
Oasis Petroleum, Inc. 6.500%, due 11/01/21	400,000	340,000
Rice Energy, Inc. 6.250%, due 05/01/22	500,000	425,000
Seventy Seven Operating LLC 6.625%, due 11/15/19	300,000	126,000
SM Energy Co.
5.625%, due 06/01/25	175,000	155,969
6.125%, due 11/15/22	150,000	143,625

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Energy-exploration & production—(concluded)
Ultra Petroleum Corp.
5.750%, due 12/15/18[2]	$400,000	$168,000
6.125%, due 10/01/24[2]	679,000	254,625
		6,184,454
Environmental—0.36%
Clean Harbors, Inc. 5.250%, due 08/01/20	425,000	430,908
Food & drug retailers—1.07%
CVS Health Corp. 4.750%, due 12/01/22[2]	550,000	594,227
Rite Aid Corp.
6.125%, due 04/01/23[2]	300,000	317,250
9.250%, due 03/15/20	350,000	374,062
		1,285,539
Food-wholesale—2.30%
Agrokor D.D. 8.875%, due 02/01/20[2]	875,000	942,200
Aramark Corp. 5.750%, due 03/15/20	425,000	441,203
Dean Foods Co. 6.500%, due 03/15/23[2]	650,000	669,500
Diamond Foods, Inc. 7.000%, due 03/15/19[2]	675,000	700,313
		2,753,216
Forestry/paper—1.52%
Boise Cascade Co. 6.375%, due 11/01/20	1,000,000	1,037,500
Cascades, Inc. 5.500%, due 07/15/22[2]	375,000	362,813
Smurfit Kappa Acquisitions 4.875%, due 09/15/18[2]	400,000	415,000
		1,815,313
Gaming—4.60%
GLP Capital LP/GLP Financing II, Inc. 4.875%, due 11/01/20	425,000	435,625

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Gaming—(concluded)
Greektown Holdings LLC/Greektown Mothership Corp. 8.875%, due 03/15/19[2]	$625,000	$642,187
MGM Resorts International
6.000%, due 03/15/23	425,000	421,016
6.750%, due 10/01/20	400,000	417,876
8.625%, due 02/01/19	800,000	906,000
Scientific Games International, Inc. 10.000%, due 12/01/22	1,250,000	962,500
Shingle Springs Tribal Gaming Authority 9.750%, due 09/01/21[2]	600,000	630,000
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 6.375%, due 06/01/21[2]	650,000	611,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, due 03/15/22	500,000	480,000
		5,506,204
Gas distribution—3.31%
Genesis Energy LP/Genesis Energy Finance Corp.
5.625%, due 06/15/24	500,000	425,000
6.000%, due 05/15/23	150,000	131,625
Hiland Partners LP/Hiland Partners Finance Corp. 5.500%, due 05/15/22[2]	100,000	98,000
Kinder Morgan, Inc. MTN 7.750%, due 01/15/32	375,000	365,220
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.875%, due 12/01/24	75,000	66,516
4.875%, due 06/01/25	525,000	467,250
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23[2]	250,000	234,375
Sabine Pass Liquefaction LLC
5.625%, due 02/01/21[6]	675,000	653,062
6.250%, due 03/15/22	425,000	410,656
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22	350,000	301,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Gas distribution—(concluded)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.125%, due 11/15/19	$400,000	$375,000
6.875%, due 02/01/21	75,000	75,188
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.875%, due 10/01/20	352,000	361,680
		3,964,572
Gas pipelines—0.58%
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.125%, due 11/15/22[2]	325,000	290,063
Sunoco LP/Sunoco Finance Corp. 5.500%, due 08/01/20[2]	400,000	405,000
		695,063
Health facilities—4.19%
Amsurg Corp. 5.625%, due 07/15/22	825,000	811,594
CHS/Community Health Systems, Inc.
5.125%, due 08/01/21	250,000	252,500
7.125%, due 07/15/20	600,000	600,000
DaVita HealthCare Partners, Inc.
5.000%, due 05/01/25	325,000	312,000
5.125%, due 07/15/24	625,000	623,437
HCA, Inc.
5.375%, due 02/01/25	250,000	246,719
5.875%, due 03/15/22	150,000	160,687
6.500%, due 02/15/20	300,000	331,875
7.500%, due 02/15/22	620,000	692,850
Tenet Healthcare Corp.
6.000%, due 10/01/20	200,000	212,500
8.000%, due 08/01/20	150,000	152,250
8.125%, due 04/01/22	625,000	624,219
		5,020,631
Health services—1.60%
Envision Healthcare Corp. 5.125%, due 07/01/22[2]	450,000	432,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Health services—(concluded)
ExamWorks Group, Inc. 5.625%, due 04/15/23	$475,000	$472,625
IMS Health, Inc. 6.000%, due 11/01/20[2]	425,000	434,563
Service Corp. International 5.375%, due 05/15/24	550,000	576,125
		1,915,313
Household & leisure product—0.13%
Brunswick Corp. 4.625%, due 05/15/21[2]	150,000	151,500
Investments & miscellaneous financial services—0.32%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.000%, due 08/01/20	375,000	385,781
Leisure—1.18%
Royal Caribbean Cruises Ltd.
5.250%, due 11/15/22	675,000	698,625
7.500%, due 10/15/27	250,000	288,750
Speedway Motorsports, Inc. 5.125%, due 02/01/23	425,000	425,531
		1,412,906
Machinery—1.09%
Case New Holland, Inc. 7.875%, due 12/01/17	765,000	818,435
The Manitowoc Co., Inc. 8.500%, due 11/01/20	465,000	483,600
		1,302,035
Managed care—0.44%
MPH Acquisition Holdings LLC 6.625%, due 04/01/22[2]	525,000	529,263
Media-broadcast—3.12%
Clear Channel Worldwide Holdings, Inc. 7.625%, due 03/15/20	350,000	339,500
iHeartCommunications, Inc. 11.250%, due 03/01/21	1,500,000	1,046,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Media-broadcast—(concluded)
Netflix, Inc.
5.500%, due 02/15/22[2]	$450,000	$465,750
5.875%, due 02/15/25[2]	450,000	465,188
Sirius XM Holdings, Inc.
4.250%, due 05/15/20[2]	175,000	176,531
4.625%, due 05/15/23[2]	300,000	290,250
5.750%, due 08/01/21[2]	700,000	723,555
5.875%, due 10/01/20[2]	225,000	235,125
		3,742,149
Media-cable & satellite TV—9.75%
Altice Financing SA 6.625%, due 02/15/23[2]	400,000	396,748
Altice Luxembourg SA 7.750%, due 05/15/22[2]	1,000,000	935,000
Altice US Finance I Corp. 5.375%, due 07/15/23[2]	200,000	200,000
Cablevision Systems Corp.
5.875%, due 09/15/22	225,000	178,875
8.625%, due 09/15/17	65,000	68,575
CCO Holdings LLC/CCO Holdings Capital Corp.
6.500%, due 04/30/21	775,000	810,518
6.625%, due 01/31/22	1,000,000	1,055,510
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, due 12/15/21[2]	525,000	484,969
Cogeco Cable, Inc. 4.875%, due 05/01/20[2]	350,000	350,000
CSC Holdings LLC 8.625%, due 02/15/19	375,000	404,063
DISH DBS Corp.
5.875%, due 11/15/24	225,000	201,164
7.875%, due 09/01/19	1,425,000	1,535,437
Numericable-SFR 6.250%, due 05/15/24[2]	1,425,000	1,403,625

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Media-cable & satellite TV—(concluded)
Unitymedia GmbH 6.125%, due 01/15/25[2]	$200,000	$201,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.000%, due 01/15/25[2]	550,000	535,562
5.500%, due 01/15/23[2]	475,000	477,375
Virgin Media Finance PLC
5.250%, due 02/15/22	475,000	441,750
5.750%, due 01/15/25[2]	675,000	656,016
VTR Finance BV 6.875%, due 01/15/24[2]	200,000	191,685
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.250%, due 07/15/19	1,200,000	1,149,000
		11,677,372
Media-diversified—0.77%
TEGNA, Inc.
5.125%, due 07/15/20	175,000	181,563
6.375%, due 10/15/23	700,000	740,250
		921,813
Media-services—0.76%
Lamar Media Corp. 5.375%, due 01/15/24	450,000	462,375
WMG Acquisition Corp.
5.625%, due 04/15/22[2]	50,000	49,000
6.000%, due 01/15/21[2]	390,000	394,875
		906,250
Medical products—0.97%
Grifols Worldwide Operations Ltd. 5.250%, due 04/01/22	200,000	203,500
Hill-Rom Holdings, Inc. 5.750%, due 09/01/23[2]	300,000	305,625
Hologic, Inc. 5.250%, due 07/15/22[2]	475,000	494,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Medical products—(concluded)
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.750%, due 08/01/22[2]	$175,000	$154,875
		1,158,000
Metals/mining excluding steel—1.74%
Alcoa, Inc. 5.125%, due 10/01/24	370,000	350,112
Hecla Mining Co. 6.875%, due 05/01/21	950,000	748,125
Murray Energy Corp. 11.250%, due 04/15/21[2]	450,000	100,125
Natural Resource Partners LP/NRP Finance Corp. 9.125%, due 10/01/18	475,000	323,000
Westmoreland Coal Co. 8.750%, due 01/01/22[2]	850,000	558,875
		2,080,237
Multi-line insurance—0.67%
AXA SA 6.379%, due 12/14/36[2,4,5]	750,000	803,910
Oil field equipment & services—0.53%
Precision Drilling Corp. 5.250%, due 11/15/24	325,000	253,500
SESI LLC 7.125%, due 12/15/21	400,000	379,000
		632,500
Oil refining & marketing—0.57%
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.500%, due 04/15/21	275,000	255,747
7.625%, due 01/15/22	450,000	425,250
		680,997
Packaging—4.11%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
6.250%, due 01/31/19[2]	250,000	249,375
6.750%, due 01/31/21[2]	550,000	554,125

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Packaging—(concluded)
Crown Americas LLC/Crown Americas Capital Corp. IV 4.500%, due 01/15/23	$475,000	$469,656
Graphic Packaging International, Inc.
4.750%, due 04/15/21	350,000	357,875
4.875%, due 11/15/22	100,000	102,000
Owens-Brockway Glass Container, Inc.
5.000%, due 01/15/22[2]	300,000	297,375
5.875%, due 08/15/23[2]	100,000	104,000
Reynolds Group Issuer, Inc.
5.750%, due 10/15/20	500,000	513,125
7.875%, due 08/15/19	925,000	960,844
8.250%, due 02/15/21[6]	800,000	799,000
9.875%, due 08/15/19	150,000	155,625
Sealed Air Corp. 5.250%, due 04/01/23[2]	350,000	362,250
		4,925,250
Personal & casualty insurance—1.39%
HUB International Ltd. 7.875%, due 10/01/21[2]	925,000	888,000
Liberty Mutual Group, Inc. 10.750%, due 06/15/58[2,4]	520,000	780,000
		1,668,000
Personal & household product—0.16%
Energizer Holdings, Inc. 5.500%, due 06/15/25[2]	200,000	194,000
Pharmaceuticals—2.94%
Capsugel SA 7.000%, due 05/15/19[2,3]	775,000	779,843
ConvaTec Healthcare SA 10.500%, due 12/15/18[2]	225,000	228,375
Endo Finance LLC & Endo Finco, Inc. 7.750%, due 01/15/22[2,6]	850,000	856,375

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Pharmaceuticals—(concluded)
Valeant Pharmaceuticals International, Inc.
6.375%, due 10/15/20[2]	$75,000	$68,719
6.750%, due 08/15/18[2]	375,000	367,500
7.000%, due 10/01/20[2]	1,055,000	981,150
7.500%, due 07/15/21[2]	250,000	235,000
		3,516,962
Printing & publishing—1.56%
RR Donnelley & Sons Co.
6.000%, due 04/01/24	325,000	286,812
7.875%, due 03/15/21	600,000	624,000
The McClatchy Co. 9.000%, due 12/15/22	1,025,000	961,282
		1,872,094
Real estate development & management—0.96%
CBRE Services, Inc. 5.000%, due 03/15/23	450,000	453,178
Crescent Resources LLC/Crescent Ventures, Inc. 10.250%, due 08/15/17[2]	300,000	303,750
Realogy Group LLC/Realogy Co-Issuer Corp. 5.250%, due 12/01/21[2]	375,000	388,125
		1,145,053
Real estate investment trusts—0.61%
iStar, Inc. 3.875%, due 07/01/16	725,000	725,000
Recreation & travel—0.25%
NCL Corp. Ltd. 4.625%, due 11/15/20[2]	300,000	300,750
Software/services—4.43%
BMC Software Finance, Inc. 8.125%, due 07/15/21[2]	750,000	580,313
First Data Corp.
5.750%, due 01/15/24[2]	275,000	275,000
7.000%, due 12/01/23[2]	700,000	709,625

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Software/services—(concluded)
Infor US, Inc. 6.500%, due 05/15/22[2]	$825,000	$732,187
MedAssets, Inc. 8.000%, due 11/15/18	725,000	740,406
Rackspace Hosting, Inc. 6.500%, due 01/15/24[2]	250,000	250,000
SunGard Data Systems, Inc.
7.375%, due 11/15/18	450,000	458,298
7.625%, due 11/15/20	1,500,000	1,557,195
		5,303,024
Specialty retail—1.46%
CST Brands, Inc. 5.000%, due 05/01/23	100,000	99,250
Dollar Tree, Inc. 5.750%, due 03/01/23[2]	125,000	130,000
Michaels Stores, Inc. 5.875%, due 12/15/20[2]	450,000	460,687
Party City Holdings, Inc. 6.125%, due 08/15/23[2]	225,000	214,313
Petco Animal Supplies, Inc. 9.250%, due 12/01/18[2]	550,000	565,125
Petco Holdings, Inc. 8.500%, due 10/15/17[2,3]	275,000	280,500
		1,749,875
Steel producers/products—1.17%
ArcelorMittal
7.250%, due 02/25/22[6]	225,000	198,423
8.000%, due 10/15/39[6]	550,000	415,321
Commercial Metals Co. 4.875%, due 05/15/23	175,000	153,562
Steel Dynamics, Inc.
5.125%, due 10/01/21	75,000	72,938
5.250%, due 04/15/23	450,000	432,000
6.375%, due 08/15/22	125,000	126,563
		1,398,807

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Support-services—6.43%
AECOM 5.875%, due 10/15/24	$600,000	$607,500
Ashtead Capital, Inc. 5.625%, due 10/01/24[2]	600,000	610,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.250%, due 03/15/25[2]	325,000	312,812
5.500%, due 04/01/23	450,000	459,000
Interactive Data Corp. 5.875%, due 04/15/19[2]	400,000	408,000
Iron Mountain, Inc. 6.000%, due 10/01/20[2]	325,000	340,925
MSCI, Inc.
5.250%, due 11/15/24[2]	100,000	103,000
5.750%, due 08/15/25[2]	300,000	311,250
SquareTwo Financial Corp. 11.625%, due 04/01/17[7]	2,625,000	1,732,500
Team Health, Inc. 7.250%, due 12/15/23[2]	275,000	283,250
The ADT Corp. 6.250%, due 10/15/21	600,000	627,750
The Geo Group, Inc. 5.125%, due 04/01/23	225,000	211,500
TMS International Corp. 7.625%, due 10/15/21[2]	1,025,000	902,000
United Rentals North America, Inc.
4.625%, due 07/15/23	275,000	273,281
6.125%, due 06/15/23	450,000	470,250
8.250%, due 02/01/21	46,000	48,243
		7,701,761
Telecom-integrated/services—6.64%
CenturyLink, Inc.
6.450%, due 06/15/21	625,000	609,700
6.750%, due 12/01/23	250,000	237,350
7.600%, due 09/15/39	150,000	120,750

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Telecom-integrated/services—(concluded)
Cogent Communications Group, Inc. 5.375%, due 03/01/22[2]	$450,000	$439,875
Embarq Corp. 7.995%, due 06/01/36	225,000	236,430
Equinix, Inc. 5.375%, due 04/01/23	950,000	967,812
Frontier Communications Corp.
6.875%, due 01/15/25	75,000	61,500
9.250%, due 07/01/21	575,000	562,062
10.500%, due 09/15/22[2]	350,000	347,375
11.000%, due 09/15/25[2]	900,000	882,000
Intelsat Jackson Holdings SA
5.500%, due 08/01/23	450,000	336,656
7.250%, due 10/15/20	1,450,000	1,210,750
Intelsat Luxembourg SA 6.750%, due 06/01/18	100,000	65,500
Level 3 Financing, Inc.
5.375%, due 08/15/22	375,000	377,533
6.125%, due 01/15/21	50,000	52,401
8.625%, due 07/15/20	275,000	289,094
Telecom Italia SpA 5.303%, due 05/30/24[2]	350,000	356,038
Windstream Corp. 7.750%, due 10/01/21	1,000,000	797,500
		7,950,326
Telecom-wireless—6.01%
Communications Sales & Leasing, Inc./CSL Capital LLC 8.250%, due 10/15/23	675,000	600,750
Sprint Capital Corp.
6.900%, due 05/01/19	300,000	267,000
8.750%, due 03/15/32	600,000	463,500
Sprint Communications, Inc.
7.000%, due 03/01/20[2]	75,000	76,547
9.000%, due 11/15/18[2]	750,000	810,000
11.500%, due 11/15/21	500,000	477,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Corporate bonds[1]—(concluded)
Telecom-wireless—(concluded)
Sprint Corp.
7.125%, due 06/15/24	$225,000	$173,391
7.250%, due 09/15/21	1,475,000	1,194,750
7.625%, due 02/15/25	325,000	255,328
7.875%, due 09/15/23	200,000	161,000
T-Mobile USA, Inc.
6.375%, due 03/01/25	700,000	696,500
6.625%, due 04/01/23	450,000	461,542
Wind Acquisition Finance SA
6.500%, due 04/30/20[2]	200,000	210,000
7.375%, due 04/23/21[2]	1,400,000	1,351,000
		7,198,808
Telecommunications equipment—0.92%
Avaya, Inc. 7.000%, due 04/01/19[2]	525,000	413,438
CDW LLC/CDW Finance Corp.
5.500%, due 12/01/24	375,000	376,875
6.000%, due 08/15/22	300,000	316,500
		1,106,813
Theaters & entertainment—0.57%
Activision Blizzard, Inc. 5.625%, due 09/15/21[2]	225,000	236,954
Cinemark USA, Inc. 4.875%, due 06/01/23	450,000	441,000
		677,954
Transportation excluding air/rail—1.20%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.125%, due 11/15/21[2]	775,000	724,625
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. 7.375%, due 01/15/22[2]	400,000	300,000
Teekay Offshore Partners LP/Teekay Offshore Finance Corp. 6.000%, due 07/30/19	550,000	418,000
		1,442,625
Total corporate bonds (cost—$168,800,902)		159,004,748

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Security description	Face amount	Value
Repurchase agreement—3.87%
Repurchase agreement dated 11/30/15 with State Street Bank and Trust Co., 0.000% due 12/01/15, collateralized by $4,212,398 Federal Home Loan Mortgage Corp. obligations, 2.000% to 2.070% due 11/07/22 to 01/30/23 and $630,970 Federal National Mortgage Association obligation, 2.110% due 11/07/22; (value—$4,727,736); proceeds: $4,635,000 (cost—$4,635,000)	$4,635,000	$4,635,000
Total investments (cost—$173,435,902)—136.63%		163,639,748
Liabilities in excess of other assets—(36.63)%		(43,874,836)
Net assets—100.00%		$119,764,912

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 32.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,238,677
Gross unrealized depreciation	(12,034,831)
Net unrealized depreciation	$(9,796,154)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of November 30, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$159,004,748	$—	$159,004,748
Repurchase agreement	—	4,635,000	—	4,635,000
Total	$—	$163,639,748	$—	$163,639,748

At November 30, 2015, there were no transfers between Level 1 and Level 2.

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2015 (unaudited)

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	80.1%
Luxembourg	4.6
United Kingdom	2.8
France	2.5
Netherlands	2.1
Canada	1.9
Marshall Islands	0.9
Ireland	0.9
Germany	0.7
Mexico	0.7
Liberia	0.6
Switzerland	0.6
Croatia	0.6
Singapore	0.4
Finland	0.2
Italy	0.2
Bermuda	0.2
Total	100.0%

Portfolio footnotes

[1]	Entire or partial amount pledged as collateral for bank loan.

[2]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 55.03% of net assets as of November 30, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Payment-in-kind security for which part of the income earned may be paid as additional principal.

[4]

Variable or floating rate security. The interest rate shown is the current rate as of November 30, 2015 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

[5]	Perpetual bond security. The maturity date reflects next call date.

[6]	Step bond that converts to the noted fixed rate at a designated future date.

[7]	Illiquid investment as of November 30, 2015.

Portfolio acronym

MTN	Medium Term Note

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—November 30, 2015

(unaudited)

Assets:
Investments in securities, at value (cost—$173,435,902)	$163,639,748
Cash	9,466
Receivable for investments sold	863,659
Receivable for interest	2,793,127
Receivable for foreign tax reclaims	13
Other assets	6,821
Total assets	167,312,834

Liabilities:
Payable for bank loan	47,000,000
Payable for investments purchased	298,813
Payable to investment manager and administrator	77,760
Payable for interest on bank loan	41,722
Payable to custodian	7,963
Dividends payable to shareholders	5,100
Accrued expenses and other liabilities	116,564
Total liabilities	47,547,922

Net assets:
Capital stock—$0.001 par value; 200,000,000 shares authorized; 62,153,062 shares issued and outstanding	$301,014,567
Accumulated undistributed net investment income	16,807
Accumulated net realized loss	(171,470,308)
Net unrealized depreciation	(9,796,154)
Net assets	$119,764,912
Net asset value per share	$1.93

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations

For the six months ended November 30, 2015 (unaudited)

Investment income:
Interest and other income (net of foreign withholding taxes of $859)	$5,886,514

Expenses:
Investment management and administration fees	631,581
Interest expense, loan commitment and other loan fees	261,274
Professional fees	75,308
Stock exchange listing fees	39,292
Reports and notices to shareholders	37,547
Custody and accounting fees	22,149
Directors’ fees	10,665
Transfer agency fees	7,928
Insurance fees	2,015
Other expenses	14,075
1,101,834
Fee waivers by investment manager and administrator	(135,339)
Net expenses	966,495
Net investment income	4,920,019

Net realized and unrealized gains (losses) from investment activities:
Net realized loss from:
Investments	(5,698,270)
Net change in unrealized appreciation/depreciation of:
Investments	(10,035,147)
Net realized and unrealized loss from investment activities	(15,733,417)
Net decrease in net assets resulting from operations	$(10,813,398)

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the six months ended November 30, 2015 (unaudited)	For the year ended May 31, 2015
From operations:
Net investment income	$4,920,019	$10,142,637
Net realized loss	(5,698,270)	(1,273,429)
Net change in unrealized depreciation	(10,035,147)	(7,522,405)
Net increase (decrease) in net assets resulting from operations	(10,813,398)	1,346,803
Dividends to shareholders from:
Net investment income	(4,910,092)	(10,193,102)
Net decrease in net assets	(15,723,490)	(8,846,299)
Net assets:
Beginning of period	135,488,402	144,334,701
End of period	$119,764,912	$135,488,402
Accumulated undistributed net investment income	$16,807	$6,880

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows

For the six months ended November 30, 2015 (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(10,813,398)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(31,461,703)
Proceeds from disposition of long-term investments	38,609,287
Net proceeds from short-term investments	144,094
Net realized losses from investments in securities	5,698,270
Net accretion of bond discount and amortization of bond premium	282,737
Net change in unrealized appreciation/depreciation of investments in securities	10,035,147
Changes in assets and liabilities:
(Increase) decrease in assets:
Receivable for interest	418,541
Receivable for foreign tax reclaims	3,272
Other assets	41,307
Increase (decrease) in liabilities:
Payable to investment manager and administrator	(11,405)
Payable for interest on bank loan	(3,574)
Accrued expenses and other liabilities	(21,365)
Net cash provided from operating activities	12,921,210

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in bank loan	(8,000,000)
Decrease in due to custodian	(904)
Dividends paid to shareholders	(4,911,409)
Net cash used for financing activities	(12,912,313)
Net increase in cash and foreign currency	8,897
Cash and foreign currency, beginning of period	569
Cash and foreign currency, end of period	$9,466

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$264,848

See accompanying notes to financial statements

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Managed High Yield Plus Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

Six months ended November 30, 2015 (unaudited)
Net asset value, beginning of period	$2.18
Net investment income[1]	0.08
Net realized and unrealized gains (losses)	(0.25)
Net increase (decrease) from operations	(0.17)
Dividends from net investment income	(0.08)
Net asset value, end of period	$1.93
Market value, end of period	$1.83
Total net asset value return[2]	(7.93)%
Total market price return[3]	2.33%
Ratios to average net assets:
Expenses before fee waivers including interest expense, loan commitment and other fees	1.74%[4]
Expenses after fee waivers including interest expense, loan commitment and other fees	1.53%[4]
Expenses after fee waivers excluding interest expense, loan commitment and other fees	1.11%[4]
Net investment income	7.77%[4]
Supplemental data:
Net assets, end of period (000’s)	$119,765
Portfolio turnover	18%
Asset coverage[5]	$3,548

[1]	Calculated using the average shares method.

[2]

Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Total net asset value return for the period of less than one year has not been annualized.

See accompanying notes to financial statements

Years ended May 31,
2015	2014	2013	2012	2011
$2.32	$2.28	$2.11	$2.25	$2.07
0.16	0.18	0.18	0.20	0.23
(0.14)	0.04	0.17	(0.13)	0.19
0.02	0.22	0.35	0.07	0.42
(0.16)	(0.18)	(0.18)	(0.21)	(0.24)
$2.18	$2.32	$2.28	$2.11	$2.25
$1.87	$2.12	$2.12	$2.10	$2.57
1.17%	10.07%	17.19%	3.57%	21.12%
(4.16)%	8.98%	9.67%	(9.86)%	38.87%

1.67%	1.65%	1.61%	1.66%	1.79%

1.46%	1.44%	1.41%	1.46%	1.59%

1.08%	1.04%	1.03%	1.01%	1.04%
7.34%	7.82%	8.22%	9.41%	10.44%

$135,488	$144,335	$141,468	$131,154	$139,530
35%	56%	51%	50%	64%
$3,463	$3,624	$3,358	$4,802	$4,283

[3]

Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total market price return for the period of less than one year has not been annualized.

[4]	Annualized.

[5]	Per $1,000 of bank loans outstanding.

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies

Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

Based upon the recommendation of UBS Asset Management (Americas) Inc., the Fund’s investment manager, the Fund’s Board of Directors determined that liquidation and dissolution of the Fund is in the best interests of the Fund’s shareholders. A proposed plan of liquidation is expected to be submitted for the approval of the Fund’s shareholders at a special meeting of shareholders scheduled for April 2016. If the shareholders approve the proposed plan, the liquidation and dissolution of the Fund will take place as soon as reasonably practicable, but in no event later than December 31, 2016 (absent unforeseen circumstances).

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use official market closing prices, last reported sale prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Asset Management (Americas) Inc. (“UBS AM”), the investment manager and administrator of the Fund. UBS AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).

The Board has delegated to the UBS AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s holdings. The GVC is comprised of representatives

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

of management. The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

The Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Investments also may be valued based on appraisals derived from information concerning the investment or similar securities or

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

investments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the New York Stock Exchange (“NYSE”), the Fund will use fair value methods to reflect those events.

Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015- 07”). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Certain derivative contracts entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request cash margin and/or terminate the derivative contract. At November 30, 2015, the Fund did not hold any derivatives.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under the Fund’s investment strategies and limitations, may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Asset Management (America) Inc. (“UBS AM”). The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation

The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts

The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income, realized gains or manage its foreign currency exposure.

The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Credit risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts. The Fund is also exposed to foreign currency risk due to unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains or losses recognized by the Fund on contracts which have been sold or matured. Each of these components is reflected in the Statement of operations. Details of open forward contracts can be found in the Portfolio of investments. Net realized foreign currency gain (loss) from forward foreign currency contracts is treated as capital gain (loss) for income tax purposes. At November 30, 2015, the Fund did not hold any forward foreign currency contracts.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Investment manager and administrator

The Board has approved an investment management and administration contract (“Management Contract”) with UBS AM, under which UBS AM serves as investment manager and administrator of the Fund. In

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

accordance with the Management Contract, the Fund pays UBS AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. UBS AM has voluntarily agreed to waive a portion of its management and administration fees so that the Fund’s effective fee is 0.55% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage through July 31, 2016. At November 30, 2015, the Fund owed UBS AM $77,760 for investment management and administration fees, net of fee waivers. For the six months ended November 30, 2015, UBS AM waived $135,339 of investment management and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested board member of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended November 30, 2015, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $4,944,106. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Funds’ investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings

The Fund has entered into a committed credit facility with State Street Bank and Trust Company (the “Facility”) pursuant to which the Fund is

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

able to borrow up to $60 million. Under the terms of the Facility, the Fund borrows at prevailing rates in effect at the time of borrowing. The Fund may borrow up to 33 1/3% of its adjusted net assets up to the committed amount. (“Adjusted net assets” is calculated as total assets minus total liabilities, excluding liabilities for borrowed money.) In addition, the Fund pays a commitment fee on the unused portion of the Facility.

During the six months ended November 30, 2015, the Fund borrowed a daily average balance of $53,792,350 at a weighted average borrowing cost of approximately 0.955%.

Purchases and sales of securities

For the six months ended November 30, 2015, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $30,383,601 and $38,735,982, respectively.

Capital stock

There are 200,000,000 shares of $0.001 par value capital stock authorized and 62,153,062 shares outstanding at November 30, 2015. There were no capital stock transactions for the six months ended November 30, 2015 and year ended May 31, 2015.

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, if any, during the calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended May 31, 2015 was as follows:

Distributions paid from:	2015
Ordinary income	$10,193,102

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ended May 31, 2016.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) net capital losses recognized by the Fund after December 22, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2015, the Fund had a pre-enactment capital loss carryforward of $164,428,249, a post-enactment short-term capital loss carryforward of $240,629 and a post-enactment long-term capital loss carryforward of $1,093,938. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. Pre-enactment capital loss carryforwards will expire as follows:

2016	$8,278,105
2017	43,873,331
2018	109,164,504
2019	3,112,309
Total	$164,428,249

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the current fiscal year, $15,905,876 of pre-enactment capital loss carryforwards expired unutilized.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded as of November 30, 2015, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund’s policy to record any significant foreign tax exposures on the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

tax positions as income tax expense in the Statement of operations. During the six months ended November 30, 2015, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended May 31, 2015, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund

Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s investment manager and administrator is UBS Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information

The Fund’s NYSE trading symbol is “HYF.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS AM’s Web site at the following internet address: http://www.ubs.com/us-closedendedfunds.

Shareholder meeting information

An annual meeting of shareholders of the Fund was held on September 21, 2015. At the meeting, the two nominees as Class III directors, namely Bernard H. Garil and Heather R. Higgins, were elected to serve as board members for three year terms and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority:
Bernard H. Garil	38,053,818.776	15,193,869.271
Heather R. Higgins	38,004,492.047	15,243,196.000

The following persons’ terms of office as directors also continued after the annual meeting given that they are in other director classes: Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg and David Malpass.

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority).

Managed High Yield Plus Fund Inc.

General information (unaudited)

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at

Managed High Yield Plus Fund Inc.

General information (unaudited)

any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by

Managed High Yield Plus Fund Inc.

General information (unaudited)

dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased

Managed High Yield Plus Fund Inc.

General information (unaudited)

pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Background—At a meeting of the board of Managed High Yield Plus Fund Inc. (the “Fund”) on July 14-15, 2015, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment management and administration agreement (the “Investment Management and Administration Agreement”) of the Fund with UBS Asset Management (Americas) Inc. (“UBS AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS AM to assist them, including information about UBS AM as well as the advisory and administrative arrangements for the Fund. The Independent Directors discussed the materials initially provided by management on several occasions prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board reviewed the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund, a registered closed-end investment company, by UBS AM under the Investment Management and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Fund’s affairs and UBS AM’s role in coordinating and overseeing providers of other services to the Fund. The board’s evaluation of the services provided by UBS AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Fund and had previously received information regarding the persons primarily responsible for the day-to-day management of the Fund. The board recognized that the Fund’s senior personnel at UBS AM report to the board regularly and that at each regular meeting the board receives a detailed report from UBS AM on the Fund’s performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $154 billion in assets under management as of March 31, 2015 and was part of the UBS Asset Management Division, which had approximately $680 billion in assets under management worldwide as of March 31, 2015. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Management Fee”) payable by the Fund to UBS AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver arrangement in place for the Fund and considered the actual fee rate (after taking any waivers into account) (the “Actual Management Fee”) payable by the Fund. Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of the Fund’s management fees, the board also received information on UBS AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of closed-end funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee, Actual Management Fee and total expenses were below the respective medians (Actual Management Fee and total expenses were second-lowest and lowest in the Expense Group, respectively) in the Fund’s Expense Group for the comparison periods utilized in the Lipper report. (Below median expenses represents fees or expenses that are lower relative to the median and above median expenses represents fees or expenses that are higher relative to the median of the funds in the Expense Group.) Management also noted that UBS AM is voluntarily waiving, and offered to continue to waive through July 31, 2016, 15 basis points (i.e., 0.15%) of its management fee, making the Fund’s effective Actual Management Fee, after this waiver, 0.55% of the Fund’s average weekly total assets (minus liabilities other than aggregate indebtedness constituting leverage) through July 31, 2016.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

In light of the foregoing, including the voluntary fee waiver, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Management and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2015, (b) annualized performance information for each year in the ten-year period ended April 30, 2015 and (c) the performance of the Fund’s shares based on market action, including discounts from and premiums to net asset value per share. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index.

The comparative Lipper information showed that the Fund’s performance was below the median for the one-, three-, five- and ten-year periods and since inception (for which the Fund’s performance was the lowest in the Performance Universe). (Below median performance represents performance that is worse relative to the median and above median performance represents performance that is better relative to the median.) Management noted the portfolio management strategy changes previously made to improve performance, including taking a more defensive position from an interest rate duration and market beta perspective, and noted the Fund’s moderately improved relative performance over the last five years.

Based on its review, the board concluded that the Fund’s investment performance was acceptable.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund’s Contractual Management Fee did not contain any breakpoints but recognized voluntary fee waivers made by UBS AM for the benefit of the Fund and its shareholders. The board also noted that advisory agreements of closed-end funds frequently do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS AM did not expect to benefit materially from economies of scale.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement. No single factor reviewed by the board was identified by the board as the principal factor in

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

determining whether to approve the Investment Management and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

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Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers

Mark E. Carver President Mark F. Kemper Vice President and Secretary Thomas Disbrow Vice President and Treasurer	Craig Ellinger Vice President Matthew Iannucci Vice President

Investment Manager and Administrator

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

©UBS 2016. All rights reserved. UBS Asset Management (Americas) Inc.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S142

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 8, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	February 8, 2016